UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026

RPC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8726	58-1550825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Buford Highway NE, Suite 300, Atlanta, Georgia 30329

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (404) 321-2140

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	RES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2025, RPC, Inc. (the “Company”) filed a Form 8-K to report that Gary Kolstad had been appointed to the Board as an independent director. At that time, the Company did not know on what, if any, standing Board committees Mr. Kolstad would serve. On April 28, 2026, Mr. Kolstad was reelected to the Board at the 2026 Annual Meeting of stockholders and was subsequently appointed by the Board to serve on the Human Capital Management and Compensation Committee and the Audit Committee of the Board. He will serve as the Chairman of the Human Capital Management and Compensation Committee. The July 14, 2025 Form 8-K is hereby amended to reflect this information.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of the Company was held on April 28, 2026. At the Annual Meeting the stockholders of the Company (i) elected ten Nominees to the Board of Directors; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) held a non-binding vote on executive compensation; (iv) approved and ratified certain previous grants of performance stock units to our Chief Executive Officer; (v) approved and ratified certain previous grants of performance stock units to our Executive Chairman; and (vi) approved certain amendments to the Company’s 2024 Stock Incentive Plan.

The voting results for each proposal are as follows:

1.	To elect ten Nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Director Nominees:
Susan R. Bell	197,093,140	1,414,564	83,313	10,667,743
Patrick J. Gunning	179,174,443	19,345,813	70,761	10,667,743
Richard A. Hubbell	181,429,761	17,090,527	70,728	10,667,744
Gary Kolstad	197,434,616	1,085,641	70,760	10,667,743
Amy R. Kreisler	168,118,985	30,107,361	364,671	10,667,743
Stephen E. Lewis	197,343,897	1,176,261	70,860	10,667,742
Ben M. Palmer	178,317,129	15,657,742	4,616,146	10,667,743
Timothy C. Rollins	171,595,685	26,924,573	70,760	10,667,742
Wesley N. Slagle	177,149,967	16,824,870	4,616,182	10,667,741
John F. Wilson	176,797,400	21,722,833	70,785	10,667,742

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes with respect to this proposal:

For	Against	Abstain
202,026,703	7,139,463	92,594

3.	To hold a non-binding vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
190,731,370	7,647,225	212,420	10,667,745

4.	Intentionally left blank.

5.	To approve and ratify certain previous grants of performance stock units to our Chief Executive Officer:

For	Against	Abstain	Broker Non-Vote
192,362,100	5,227,438	61,726	11,607,496

6.	To approve and ratify certain previous grants of performance stock units to our Executive Chairman:

For	Against	Abstain	Broker Non-Vote
192,349,217	5,232,749	69,299	11,607,495

7.	To approve certain amendments to the Company’s 2024 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Vote
142,609,503	54,634,966	406,797	11,607,494

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPC, Inc.

Date: April 30, 2026	/s/ Michael L. Schmit
Michael L. Schmit
Vice President,
Chief Financial Officer and Treasurer

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